Exhibit 10.11

THE MANITOWOC COMPANY, INC.

AWARD AGREEMENT

2004 NON-EMPLOYEE DIRECTOR STOCK AND AWARDS PLAN

THIS AWARD AGREEMENT is entered into this           day of                    , 20           , and reflects action taken by THE MANITOWOC COMPANY, INC. (the “Company”) to {INSERT NON-EMPLOYEE DIRECTOR’S NAME}  (the “Director”) pursuant to the 2004 NON-EMPLOYEE DIRECTOR STOCK AND AWARDS PLAN (the “Plan”).

WHEREAS, the Company believes it to be in the best interests of the Company, its subsidiaries and its stockholders to provide its non-employee directors with incentives to increase shareholder value by offering the opportunity to acquire shares of the Company’s common stock, receive incentives based on the value of such common stock, or receive other incentives on potentially favorable terms (collectively referred to and further defined in the Plan as “Awards”); and

WHEREAS, the Company has adopted the Plan to establish certain parameters regarding such Awards; and

WHEREAS, the Company, acting by the authority of the Compensation Committee of the Board of Directors of the Company (the “Committee”), has decided to enter into this Agreement, subject to the terms of the Plan.

NOW, THEREFORE, in consideration of the premises set forth herein and of the services to be performed by the Director, the Company and the Director hereby agree to the terms set forth in this Agreement.

1.             PLAN AND AGREEMENT.  All parties acknowledge that this Agreement and any Award granted hereunder is subject to the terms of the Plan, which shall govern all rights, interests, obligations, and undertakings of both the Company and the Director.  Any capitalized term not otherwise defined in this Agreement shall have the meaning set forth in the Plan.  To the extent that there is any conflict between the terms of this Agreement and the Plan, the terms of the Plan as determined, interpreted and applied by the Administrator, shall control to resolve such ambiguity or conflict.

2.             STOCK OPTION.  {ONLY USE THIS OPTIONAL SECTION 2 IF THE AGREEMENT GRANTS STOCK OPTIONS~~RENUMBER THE REMAINING SECTIONS ACCORDINGLY}

(a)           OPTION AND EXERCISE PRICE.  Pursuant to Section 5 of the Plan and subject to the terms of this Agreement, the Company grants to the Director an Option to purchase              {INSERT NUMBER OF SHARES SUBJECT TO THE OPTION} Shares of Common Stock of the Company (the “Option Shares”) at a price of              {INSERT EXERCISE PRICE—THE EXERCISE PRICE MAY NOT EXCEED THE FAIR MARKET VALUE OF THE SHARES AS OF THE GRANT DATE}.

(b)           TIME OF EXERCISE AND LIMITATIONS.  Subject to the limitations of this Section and to termination provisions of Section {INSERT THE SECTION NUMBER FOR THE SECTION TITLED “TERMINATION OF AWARD”}, the Director may purchase

{OPTION 1—all or any portion of the Option Shares on or after {INSERT OPTION DATE}.

{OPTION 2—up to {INSERT NUMBER} of the Option Shares on or after {INSERT FIRST OPTION DATE}  and may purchase the remaining Option Shares on or after {INSERT OPTION DATE}.

{OPTION 3—all or any portion of the “vested” Option Shares, determined according to the following vesting schedule {INSERT VESTING SCHEDULE WITH VESTING PERCENTAGES AND VESTING DATE OR SERVICE REQUIREMENTS}.

{OPTION 4—COPY THE INTRODUCTORY LANGUAGE FROM OPTION 1 OR OPTION 2 upon the satisfaction of the following Performance Goals: {INSERT PERFORMANCE GOALS—SEE SECTION 12(r) OF THE PLAN}.

All Options under this Agreement expire no later than ten (10) years after the date of the grant.  No Options under this Agreement will qualify as “incentive stock options,” as described in Code section 422(b).

(c)           EXERCISE PROCEDURES.  The Director may exercise any Option under this Agreement, in whole or in part, only with respect to any Option Share for which the right to exercise shall have accrued pursuant to sub-section (b) above and only so long as Section {INSERT THE NUMBER OF THE SECTION TITLED “TERMINATION OF AWARD”} does not prohibit such exercise.

(i)            WRITTEN NOTICE.  Any Option under this Agreement may be exercised only by delivering a written notice to the Company’s Human Resources Department at Manitowoc, Wisconsin, accompanied by payment of the purchase price and such additional amount (if any) determined by the Human Resources Department as necessary to satisfy the Company’s tax withholding obligations, and such other documents or representations as the Company may reasonably request to comply with securities, tax or other laws then applicable to the exercise of the Option.  Delivery may be made in person, by nationally-recognized delivery service that guarantees overnight delivery, or by facsimile.  A notice of Option exercise that is received by the Human Resources Department after 11:59 P.M. (Central Time) on the date on which such Option expires or terminates (as provided in Section {INSERT THE NUMBER OF THE SECTION TITLED “TERMINATION OF AWARD”}) shall be null and void.

(ii)           PURCHASE PRICE.  No Option Shares shall be issued until full payment of the purchase price for those Shares has been received by the Company.  The Director may pay the Option purchase price described above in one or more of the following forms:  (a)  cash equal to the purchase price for the Option Shares being purchased; (b) a check payable to the order of the Company for the purchase price of the Option Shares being purchased; (c) delivery of Shares of Common Stock (including by attestation) that the Director has owned for at least six (6) months and have a Fair Market Value (determined on the date of delivery) equal to the purchase price of the Option Shares being purchased; (d) delivery (including by facsimile) to the Human Resources Department of the Company at Manitowoc, Wisconsin, of an executed irrevocable option exercise form together with irrevocable instructions, in a form acceptable to the Company, to a broker-dealer to sell or margin a sufficient portion of the Shares issuable upon exercise of this Option and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price; or (e) any other form of payment expressly approved, in advance and in writing, by an authorized Committee representative.  The Director may satisfy any tax withholding obligation of the Company arising from the exercise of an Option under this Agreement, in whole or in part, by paying such tax obligation in cash or by check made payable to the Company, or by electing to have the Company withhold Shares having a Fair Market Value on the date of exercise equal to the amount required to be withheld, subject to such rules as the Committee may adopt.  In any event, the Company reserves the right to withhold from any compensation otherwise payable to the Director such amount as the Company determines is necessary to satisfy the Company’s tax withholding obligations arising from the exercise of this Option.

{USE THE FOLLOWING PARAGRAPH IF THE GRANT DATE IS NOT THE DATE OF THIS AGREEMENT.

(d)           GRANT DATE.  The “Grant Date” for all Options under this Agreement shall be:                               }

#              RESTRICTED STOCK.  {ONLY USE THIS OPTIONAL SECTION IF THE AGREEMENT GRANTS RESTRICTED STOCK~~RENUMBER THE REMAINING SECTIONS ACCORDINGLY AND IN LIGHT OF WHETHER THE AGREEMENT ALSO GRANTS STOCK OPTIONS}

(a)           NUMBER OF SHARES.  Pursuant to Section 6 of the Plan the Company grants to the Director             {INSERT NUMBER OF SHARES OF RESTRICTED STOCK} Shares of Restricted Stock.

(b)           RESTRICTIONS.   As described in the “Termination of Award” and the “Non-Transferability” sections below, each Share of Restricted Stock issued under this Section is subject to significant forfeiture and transfer limitations.  Each Share of Restricted Stock is not subject any restrictions or limitations except as set forth in those sections. Accordingly, there are no restrictions with respect to dividends or voting rights for any outstanding Shares of Restricted Stock. {NOTE:  IF THE COMPANY WANTS TO, IT CAN ADD OTHER RESTRICTIONS (e.g., VOTING RESTRICTIONS, DIVIDEND LIMITATIONS, ETC.)—UNLESS THE COMPANY ADDS SUCH RESTRICTIONS IN THIS SECTION, THE DIRECTOR WILL HAVE THE RIGHT TO VOTE THE RESTRICTED STOCK AND TO RECEIVE DIVIDENDS}.

(c)           LAPSE OF RESTRICTIONS.  Subject to the limitations of this Section and to the termination provisions of Section {INSERT THE SECTION NUMBER FOR THE SECTION TITLED “TERMINATION OF AWARD”}.

{OPTION 1—the restrictions identified in sub-section (b) shall lapse or expire on {INSERT LAPSE DATE – MUST BE A LEAST THREE YEARS FROM GRANT DATE}.

{OPTION 2—the restrictions identified in sub-section (b) shall lapse or expire as to {INSERT NUMBER} Restricted Stock Shares on {INSERT FIRST LAPSE DATE – MUST

BE A LEAST THREE YEARS FROM GRANT DATE }  and the restrictions that apply to the remaining Restricted Stock Shares shall lapse or expire on {INSERT OPTION DATE}.

{OPTION 3—the restrictions identified in sub-section (b) shall lapse or expire as Restricted Stock Shares according to the following vesting schedule {INSERT VESTING SCHEDULE WITH VESTING PERCENTAGES AND VESTING DATE OR SERVICE REQUIREMENTS – FIRST VESTING MUST BE A LEAST THREE YEARS FROM GRANT DATE}.

{OPTION 4—COPY THE INTRODUCTORY LANGUAGE FROM OPTION 1 OR OPTION 2 upon the satisfaction of the following Performance Goals: {INSERT PERFORMANCE GOALS—SEE SECTION 12(r) OF THE PLAN}.

While a Share remains subject to any restrictions pursuant to this Section, the Company may, at the Committee’s discretion, issue one or more certificates representing such Share of Restricted Stock, with an appropriate restrictive legend, and/or maintain possession of the certificate representing the Share of Restricted Stock (with or without a legend) and/or take any other action that the Committee deems necessary or advisable to enforce the limitations under this Agreement.  After (i) the restrictions under this Section have lapsed with respect to a Share of Restricted Stock, (ii) the receipt by the Company from the Director of the certificate with legend representing such Share (if such a certificate had been issued to the Director), and (iii) the receipt by the Company of the payment of the amount (if any) required to be paid under the terms of the restrictions set forth in this Section, the Company will deliver to the Director a certificate representing such Share, free of any legend pertaining to any restrictions under this Agreement, and such Share shall thereupon be free of all restrictions other than those imposed by law.  Notwithstanding the foregoing, the Company shall not be required to deliver any fractional share of Stock but may pay, in lieu thereof, the Fair Market Value (determined as of the date that the restrictions lapse) of such fractional Share, to the Director or the Director’s estate, as the case may be.

#              RESTRICTED STOCK UNITS.  {ONLY USE THIS OPTIONAL SECTION IF THE AGREEMENT ALSO GRANTS RESTRICTED STOCK UNITS~~RENUMBER THE REMAINING SECTIONS ACCORDINGLY AND IN LIGHT OF WHETHER THE AGREEMENT ALSO GRANTS STOCK OPTIONS AND/OR RESTRICTED STOCK}

(a)           NUMBER OF UNITS.  Pursuant to Section 6 of the Plan the Company grants to the Director                   {INSERT NUMBER OF RESTRICTED STOCK UNITS} Restricted Stock Units.

(b)           MATURATION OF UNITS.  Subject to the limitations of this Section and to the forfeiture and transferability provisions described in the “Termination of Award” and the “Non-Transferability” sections below,

{OPTION 1} the Restricted Stock Units identified in sub-section (a) shall mature on {INSERT LAPSE DATE – MUST BE A LEAST THREE YEARS FROM GRANT DATE}.

{OPTION 2—{INSERT NUMBER} of the Restricted Stock Units identified in sub-section (a) shall mature on {INSERT FIRST LAPSE DATE – MUST BE A LEAST

THREE YEARS FROM GRANT DATE} and the remaining Restricted Stock Units identified in sub-section (a) shall mature on {INSERT OPTION DATE}.

{OPTION 3—the Restricted Stock Units identified in sub-section (a) shall mature according to the following vesting schedule {INSERT VESTING SCHEDULE WITH VESTING PERCENTAGES AND VESTING DATE OR SERVICE REQUIREMENTS – FIRST VESTING MUST BE A LEAST THREE YEARS FROM GRANT DATE}.

{OPTION 4—COPY THE INTRODUCTORY LANGUAGE FROM OPTION 1 OR OPTION 2 upon the satisfaction of the following Performance Goals: {INSERT PERFORMANCE GOALS—SEE SECTION 12(r) OF THE PLAN}.

(c)           ISSUANCE OF SHARES.

{OPTION 1} When any Restricted Stock Unit matures under sub-section (b), the Company shall issue a Share of Common Stock to the Director.

{OPTION 2} When any Restricted Stock Unit matures under this sub-section, the Company shall issue a Share of Restricted Stock to the Director, subject to such limitations as established by the Committee at that time {OR “SUBJECT TO THE FOLLOWING RESTRICTIONS: . . .”}.

Until a Restricted Stock Unit matures, the Company may issue a certificate or document evidencing such Restricted Stock Unit in such form and with such legend as the Committee determines or keep an internal record of such Restricted Stock Unit or take any other action that the Committee deems necessary or advisable to maintain a record or such Restricted Stock Unit and to enforce the limitations under this Agreement.

(d)           RESTRICTIONS.  The Director shall have no right to vote or earn dividends on any un-matured Restricted Stock Units {MODIFY THIS SECTION IF THE COMMITTEE GRANTS SUCH RIGHTS TO THE DIRECTOR}.

#              TERMINATION OF AWARD.

(a)           Resignation/Removal From Board.  If a Director ceases to be a member of the Board for any reason other than the Director’s death or disability (as determined by the Committee), all nonvested Options, all Restricted Stock as to which all restrictions have not lapsed, and all Restricted Stock Units which have not yet matured shall be immediately forfeited except as the Committee, in its sole discretion, shall otherwise determine.  {NOTE—THE COMMITTEE CAN MODIFY THIS FORFEITURE PROVISION AT THE TIME THAT THE DIRECTOR LEAVES TO BOARD OR AS PART OF THIS AWARD AGREEMENT}.  All vested Options (and any non-vested Option or other Award that is not immediately forfeited under this Section) must be exercised, cease to be subject to restrictions or mature on or before the earliest of:  (1) the              anniversary {NOTE—CANNOT EXCEED ONE YEAR} of the date that the Director ceases to be a member of the Board; or (2) that date that the Award (or limitation) was otherwise set to expire, lapse or mature.  For purposes of this sub-section (a), any termination or forfeiture shall be deemed to occur at 11:59 P.M. (Central Time) on the applicable date described herein.

(b)           Fraud/Misconduct.  Notwithstanding any other provision in the Plan or in this Agreement, if the Director ceases to be a member of the Board due to any of the following act(s), then all Awards previously granted to the Director under this or any other Award Agreement shall immediately be forfeited as of the date of the first such act:  (1) fraud or intentional misrepresentation; (2) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate of the Company; or (3) any other gross or willful misconduct as determined by the Committee, in its sole and conclusive discretion.

#              NON-TRANSFERABILITY.  Except as provided in this Section, Awards granted under this Agreement are not transferable and they may not be assigned, pledged or mortgaged, including any attempted transfer by will or by the laws of descent and distribution.  {NOTE—THE COMMITTEE CAN MODIFY THE PRECEDING LIMITATIONS, BUT ANY SUCH CHANGE MUST BE REFLECTED IN THIS AGREEMENT}.  During the lifetime of the Director, such Awards may be exercised only by the Director or the Director’s legal representative or by the permitted transferee of the Director as hereinafter provided (or by the legal representative of such permitted transferee).  The Director may transfer Awards only to (i) the Director’s spouse, children or grandchildren (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; or (iii) a partnership in which such Immediate Family Members are the only partners.  The transfer will be effective only if the Director receives no consideration for such transfer.  Subsequent transfers of transferred Awards are prohibited except transfers to those persons or entities to which the Director could have transferred such Awards, or transfers otherwise in accordance with this Section.  Any attempted transfer not permitted under this Section shall be null and void and have no legal effect.  The transfer restrictions set forth in this Section shall not, however, apply to any Shares that the Director obtains {NOTE—INCLUDE ANY OR ALL OF THE FOLLOWING, AS APPROPRIATE}:  (a) after exercising an Option; (b) after all restrictions lapse on Restricted Stock; or (c) upon maturation of a Restricted Stock Unit.

#              REGISTRATION.  If the Company is advised by its counsel that Shares deliverable under this Agreement are required to be registered under the Securities Act of 1933 (“Act”) or any applicable state or foreign securities laws, or that delivery of the Shares must be accompanied or preceded by a prospectus meeting the requirements of that Act or such state or foreign securities laws, then the Company will use its best efforts to effect the registration or provide the prospectus within a reasonable time, but delivery of Shares by the Company may be deferred until the registration is effected or the prospectus is available.  The Director shall have no interest in Shares covered by this Agreement until certificates for the Shares are issued.

#              ADJUSTMENTS AND CHANGE OF CONTROL.  The number and type of Shares subject to this Agreement and any Option exercise price may be adjusted, or this Award may be completely or partially assumed, cancelled or otherwise changed, in the event of certain transactions, as provided in the Plan, including, without limitation, Sections 2(b) and 10 of the Plan.  Upon a Change of Control, the rules set forth in Section 10 of the Plan shall govern this Agreement.  The grant of any Award under this Agreement shall not affect in any way the right or power of the Company or any of its subsidiaries to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s or any subsidiary’s capital structure or its business, or any merger, consolidation or business combination of the Company or any subsidiary, or any issuance or modification of any term, condition, or covenant of any bond, debenture, debt, preferred stock or other instrument ahead of or affecting the Common Stock or the rights of the holders of Common Stock, or the dissolution or liquidation of the

Company or any subsidiary, or any sale or transfer of all or any part of its assets or business or any other Company or subsidiary act or proceeding, whether of a similar character or otherwise.

#              AMENDMENT OR MODIFICATION.  Except as expressly provided in the Plan, no term or provision of this Agreement may be amended, modified or supplemented orally, but only by an instrument in writing signed by the party against which or whom the enforcement of the amendment, modification or supplement is sought.

#              LIMITED INTEREST.  The Director shall have no rights as a stockholder as a result of the grant of any Award under this Agreement until the Director receives unrestricted Shares issued (via certificate, electronically or by any other permissible means) {NOTE—INCLUDE ANY OR ALL OF THE FOLLOWING, AS APPROPRIATE}:  (a) after exercising an Option; (b) after all restrictions lapse on Restricted Stock; or (c) upon maturation of a Restricted Stock Unit.  The grant of any Award and the execution of this Agreement shall not confer on the Director any right to continue as a member of the Board, nor interfere in any way with the right of the Company to remove the Director from the Board at any time.

#              GOVERNING LAW.  The granting of Awards under this Agreement and the issuance of Shares in connection with any such Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.  Notwithstanding any other provision of this Agreement or Plan, the Company has no liability to deliver any Shares under the Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.  This Agreement and the Plan will be construed in accordance with and governed by the laws of the State of Wisconsin, without reference to any conflict of law principles.  Any legal action or proceeding with respect to this Agreement, to the Plan, to any Award or for recognition and enforcement of any judgment in respect to this Agreement, to the Plan or any Award may be brought and determined only in a court sitting in the County of Manitowoc, or the Federal District Court for the Eastern District of Wisconsin sitting in the County of Milwaukee, in the State of Wisconsin.

#              SEVERABILITY.  If any provision of this Agreement, of the Plan or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would disqualify this Agreement, the Plan or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Agreement, the Plan or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Agreement, the Plan and such Award will remain in full force and effect.

#              COUNTERPARTS.  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Director has executed this Agreement all as of the day and date first above written.

THE MANITOWOC COMPANY, INC.

By:

Name:

Title:

{DIRECTOR’S NAME}

Social Security Number